Acquisitions	12 Months Ended
Dec. 31, 2022
Text block [abstract]
Acquisitions
Note 3    Acquisitions
(a) Manulife TEDA Fund Management
In November, 2022 the Company acquired control of Manulife TEDA Fund Management Co., LTD through the purchase of the remaining 51% of shares that it did not already own from its joint venture partner. The transaction furthers the Company’s goals of expanding both its Asian and asset management businesses.
The
transaction
included $334 of cash
 consideration
and derecognition of the Company’s
previous joint venture interest with a fair value of
 $321. The Company recorded a gain of $95 on derecognition of the previous joint venture interest. The Company recognized $160 of tangible net assets, $240 of intangible assets and $255 of goodwill.